SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549

                                            FORM 8-K

                                        CURRENT REPORT

                              Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  October 1, 1997




                         BEACH FIRST NATIONAL BANCSHARES, INC.
                                (Exact name of registrant
                               as specified in its charter)




         South Carolina                  33-95562              57-1030117
        (State or other                (Commission          (I.R.S. Employer
         jurisdiction of                File Number)        Identification No.)
         incorporation)




      1550 North Oak Street, Myrtle Beach, South Carolina            29577
           (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code:  (803) 626-2265



                                          N/A
           (Former name or former address, if changed since last report.)









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                         The Exhibit Index Appears on Page 4
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 1, 1997, the Company dismissed the firm of Francis & Company CPA, as the auditors of the Company effective as of that date. The decision to change accountants was approved by the board of directors of the Company.

     The reports of Francis & Company on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1996 and in the subsequent interim period, there were no disagreements with Francis & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Francis & Company, would have caused Francis & Company to make reference to the matter in their report. During the fiscal year ended December 31, 1996 and in the subsequent interim period, there were no "reportable events" to describe as specified in
Item 304(e)(1)(v) of Regulation S-B.

     A copy of the letter from Francis & Co. stating whether it agrees with the above statements dated November 6, 1997, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     On October 1, 1997, the Company engaged Elliott, Davis & Company, LLP as its independent auditors for the fiscal year ending December 31, 1997, to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of Elliott, Davis & Company, the Company did not consult Elliott, Davis & Company on any matter requiring disclosure under Item 304(a)(3) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) The following information is filed as an exhibit to the Current Report on Form 8-K:


          Exhibit No.         Description

             16.1 Letter of Francis & Company, dated November 6, 1997, to the Securities and Exchange Commission









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
                                        SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEACH FIRST NATIONAL BANCSHARES, INC.



                                        By:  /s/ William Gary Horn
                                             ----------------------------
                                             William Gary Horn, President

Dated November 6, 1997.
































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                                        Exhibit Index


Exhibit No.         Description                        Sequential Page Number
-----------         -----------                        ----------------------

16.1                Letter of Francis & Company dated            Page 5
                    November 6, 1997, to the
                    Securities and Exchange Commission

































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